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                                                                     EXHIBIT 4.1

                                  ---------
CLASS A COMMON STOCK              BITSTREAM                 CLASS A COMMON STOCK
                                  ---------

[CERTIFICATE NUMBER]              Bitstream Inc.              [NUMBER OF SHARES]
THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
IN BOSTON, MA OR NEW YORK, NY                                CERTAIN DEFINITIONS

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                              CUSIP 091736 10 8


        THIS CERTIFIES THAT






        is the owner of

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A
                      COMMON STOCK, $.01 PAR VALUE, OF
- ------------------------------                ----------------------------------
- ------------------------------ BITSTREAM INC. ----------------------------------
- ------------------------------                ----------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and Bylaws of the Corporation, all as in effect from time to time. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

 /s/ James D. Hart                                         /s/ C. Raymond Boelig
VICE PRESIDENT, TREASURER        [CORPORATE SEAL]          PRESIDENT AND CHIEF
AND CHIEF FINANCIAL OFFICER                               EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
 THE FIRST NATIONAL BANK OF BOSTON
      TRANSFER AGENT AND REGISTRAR
BY /s/ Mary Penezic
              AUTHORIZED SIGNATURE

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                               BITSTREAM INC.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE IN WRITING TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common
     TEN ENT  -- as tenants by the entireties
     JT TEN   -- as joint tenants with right of
                 survivorship and not as tenants
                 in common


UNIF GIFT MIN ACT -- ........... Custodian ...........
                        (Cust)              (Minor)
                     under Uniform Gifts to Minors
                     Act..............................
                                    (State)
UNIF TRF MIN ACT --  .......Custodian (until age.....)
                     (Cust)
                     ...........under Uniform Transfers
                      (Minor)
                     to Minors Act.....................
                                       (State)


   Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                   ---------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE, OF ASSIGNEE)

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- --------------------------------------------------------------------------------
                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED
      ------------------------------


                                        X
                                         ---------------------------------------

                                        X
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                                         THE SIGNATURE(S) TO THIS ASSIGNMENT
                                NOTICE:  MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THIS
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed

BY
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.